UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 13, 2015

Longbau Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-194583	46-5011565
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11F.-3, No.100, Sec. 1, Zhongqing Rd.,
North Dist., Taichung City 404, Taiwan (R.O.C.)

(Address of principal executive offices, including zip code)

+8864-733-1855
(Registrant’s telephone number, including area code)

15/B—15/F Cheuk Nang Plaza

250 Hennessy Road, Hong Kong

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 30, 2015, Longbau Group, Inc. (the “Company”) entered into a Lease Agreement for 20 square feet of office space in Changhua County, Tawain (the “Changhua Lease”). The term of the Changhua Lease is from July 30, 2015 to July 30, 2018 with a monthly rent of NTD30,000 ($950) per month. Chih-Wei Huang, the Company’s Director and Secretary, is the Lessor and Longbau Management Consultants Limited (“Longbau Management”), the Company’s indirect wholly owned subsidiary, is the Lessee.

On July 21, 2015, the Company entered into a Lease Agreement for 25 square feet of office space in Kaohsiung County, Tawain (the “Kaohsiung Lease”). The term of the Kaohsiung Lease is from July 21, 2015 to July 21, 2018 with a monthly rent of NTD36,250 ($1,150) per month. Tsai Ko, the Company’s Director and Chief Executive Officer, is the lessor and Longbau Management is the Lessee.

On July 13, 2015, the Company entered into a Lease Agreement for 30 square feet of office space in Taichung County, Tawain (the “Taichung Lease”). The term of the Taichung Lease is from July 13, 2015 to July 13, 2018 with a monthly rent of NTD37,500 ($1,190) per month. Tsai Ko, the Company’s Director and Chief Executive Officer, is the lessor and Longbau Management is the Lessee. The Company has changed is principal office from Hong Kong to this Taichung office.

Copies of the Changhua Lease, Kaohsiung Lease, and Taichung Lease are included as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  All references to the leases are qualified in their entirety by the text of such exhibit.

Item 5.06.	Change in Shell Company Status

In July 2015, the Company added two new offices in Kaohsiung county and Changhua county and expanded its office in Taichung county. The leases are described in Item 1.01 of this Current Report on Form 8-K and such disclosure is incorporated herein by reference. In July 2015, the Company hired 14 employees to be spread among the three offices.

The Company has received NTD3,050,000 ($96,611) in revenues from its initial consulting agreements and has initiated its sales of funeral services and products.

The Company’s current operations rise above a nominal level and the Company is no longer a “shell company” as those terms are defined under the Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Changhua Lease, effective July 30, 2015.
10.2	Kaohsiung Lease, effective July 21, 2015.
10.3	Taichung Lease, effective July 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2015	Longbau Group, Inc.
(Registrant)

	By:	/s/ Tsai Ko
Tsai Ko, Chief Executive Officer

Exhibit Index

Exhibit	Description

10.1	Changhua Lease, effective July 30, 2015.
10.2	Kaohsiung Lease, effective July 21, 2015.
10.3	Taichung Lease, effective July 13, 2015.